WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Wilshire Large Cap Core 130/30 Fund
Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Supplement dated July 8, 2010 to the Company’s Prospectus and Statement of Additional Information dated May 1, 2010, as Supplemented June 1, 2010, with respect to the Wilshire Large Cap Core 130/30 Fund (the “Fund”)

THIS SUPPLEMENT INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Pursuant to the Company's Investment Advisory Agreement with Wilshire Associates Incorporated ("Wilshire"), Wilshire may employ and terminate sub-advisers without shareholder approval.

On May 21, 2010, Wilshire notified the Board of Directors of the Company of the termination of the sub-advisory agreement with Thompson, Siegel & Walmsley LLC (“TS&W”), as a sub-adviser to the Wilshire Large Cap Core 130/30 Fund (the "130/30 Fund"), effective July 1, 2010.

AXA Rosenberg Investment Management LLC; Pyramis Global Advisors, LLC; TWIN Capital Management, Inc.; and UBS Global Asset Management Americas will continue to serve as sub-advisers to the Fund.

As a result of these changes, all references to TS&W in the Prospectus and Statement of Additional Information should be deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.